SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                          EVERGREEN BALANCED FUNDS AND
                      EVERGREEN STATE MUNICIPAL BOND FUNDS


                             (the "Evergreen Funds")

         The table under the section entitled "How To Buy Shares" in each Evergreen Funds' prospectus is supplemented as follows:

         Systematic Investment Plan (SIP)+

     + Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Evergreen Fund Class A shares for employees of First Union Corporation (First Union) and its affiliates when the employee enrolls in a new SIP. EIS will fund a $100 initial investment in Evergreen Fund Class A shares for employees of First Union when the employee enrolls in a SIP and also opens a CAP account. To be eligible for either of these offers, the employee must open an account with First Union Brokerage Services, Inc. or First Union Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.




August 11, 2000                                              555659   (8/00)